SUPPLEMENT TO THE
DAILY MONEY FUND:
MONEY MARKET PORTFOLIO - INITIAL CLASS
U.S. TREASURY PORTFOLIO - INITIAL CLASS
PROSPECTUS
DATED SEPTEMBER 19, 1996
   Effective January 1, 1997, the following information replaces the third paragraph under the heading "Other Expenses" in the "Breakdown of Expenses" section, on page P-11:
Initial Class shares of each fund have adopted a     DISTRIBUTION AND
SERVICE PLAN.    The Plan recognizes that FMR will make payments out of its resources, including management fees, to pay or reimburse FDC for payments made to third parties, such as banks or broker-dealers, for their services in connection with the distribution and servicing of Initial Class shares. Pursuant to the Plan, the Board of Trustees has authorized FDC to compensate third parties who maintain an average monthly balance of $10 million or more in a single omnibus account at an annual rate of 0.40% of average net assets maintained, and to compensate all other third parties who maintain aggregate assets of $50,000 or more at an annual rate of 0.25% of average net assets maintained.
Third parties that were compensated at amounts exceeding 0.25% under the schedule in effect prior to January 1, 1997 that do not yet maintain omnibus accounts may be compensated at the prior compensation rates for up to one year from January 1, 1997.